DELAWARE GROUP® EQUITY FUNDS V

Nomura Small Cap Value Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus, dated March 31, 2026

Effectively immediately, Jonathan Ketzner is added as a portfolio manager for the Fund.

On or about June 30, 2027, Kent Madden will retire from Delaware Management Company, the Fund’s manager, and will no longer be a portfolio manager of the Fund.

On or about December 31, 2026, Mr. Madden’s title will change to “Managing Director, Senior Portfolio Manager US Small-Mid Cap Value Equity” and Ms. Kelley Carabasi’s title will change to “Managing Director, Head of US Small-Mid Cap Value Equity.”

Effective immediately, the following replaces the section of the Fund’s Summary Prospectus entitled “Who manages the Fund? — Investment Manager”:

Investment manager
Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Kelley Carabasi, CFA*	Managing Director, Co-Head of US Small-Mid Cap Value Equity	July 2012
Kent Madden, CFA**	Managing Director, Co-Head of US Small-Mid Cap Value Equity	July 2012
Michael Foley, CFA	Managing Director, Senior Portfolio Manager - US Small-Mid Cap Value Equity	July 2019
Jonathan Ketzner	Executive Director, Portfolio Manager – US Small-Mid Cap Value Equity	August 2026

* On or about December 31, 2026, Ms. Carabasi’s title will change to “Managing Director, Head of US Small-Mid Cap Value Equity.”
** On or about June 30, 2027, Mr. Madden will be retiring from the Manager and no longer be a portfolio manager of the Fund. On or about December 31, 2026, Mr. Madden’s title will change to “Managing Director, Senior Portfolio Manager – US Small-Mid Cap Value Equity”.

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Fund.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.
This Supplement is dated August 24, 2026.